VERMONT YANKEE NUCLEAR POWER CORPORATION         EXHIBIT A
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1998

Operating revenues                                        $195,249,065

Operating expenses
  Nuclear fuel expense                                      15,901,745
  Other operation expense                                   89,440,584
  Maintenance expense                                       34,494,233
  Depreciation and amortization expense                     17,059,395
  Decommissioning expense                                   12,625,372
  Taxes on income                                            2,223,257
  Property and other taxes                                   8,222,838
                                                        ---------------
    Total operating expenses                               179,967,424
                                                        ---------------
    Operating income                                        15,281,641
                                                        ---------------
Other income and deductions
  Net earnings on decommissioning trust                      7,968,668
  Decommissioning expense                                   (7,968,668)
  Interest                                                   5,341,122
  Allowance for equity funds used during construction           35,738
  Taxes on other income                                     (1,911,375)
  Other, net                                                  (225,839)
                                                        ---------------
    Total other income and deductions                        3,239,646
                                                        ---------------
    Income before interest expense                          18,521,287
                                                        ---------------
Interest expense
  First mortgage bonds long-term debt                        5,135,201
  Other long-term debt                                       1,251,824
  Interest on spent fuel disposal fee obligation             5,103,645
  Other interest expense                                        36,100
  Allowance for borrowed funds used during construction       (130,485)
                                                        ---------------
    Total interest expense                                  11,396,285
                                                        ---------------
Net income                                                   7,125,002
Retained earnings at beginning of period                     1,190,916
Dividends declared                                           6,770,297
                                                        ---------------
Retained earnings at end of period                          $1,545,621
                                                        ===============

Average number of common shares outstanding                    392,481
Net income per avg share of common stock outstanding             18.15
Dividends per avg share of common stock outstanding              17.25



            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1998

ASSETS

UTILITY PLANT

Electric plant, at cost                                   $410,574,248
 Less accumulated depreciation                             269,493,819
                                                        ---------------
                                                           141,080,429
Construction work in progress                                3,731,223
                                                        ---------------
    Net electric plant                                     144,811,652
                                                        ---------------
Nuclear fuel at cost:
  Assemblies in reactor                                     66,476,113
  Spent fuel                                               353,855,729
                                                        ---------------
                                                           420,331,842
Less accumulated depreciation of nuclear fuel              397,151,987
                                                        ---------------
  Net nuclear fuel                                          23,179,855
                                                        ---------------
  Net utility plant                                        167,991,507
                                                        ---------------

CURRENT ASSETS
  Cash and cash equivalents                                     93,012
  Accounts receivable from sponsors                         12,679,899
  Other accounts receivable                                  4,183,046
  Materials and supplies, net of amortizaton                16,149,465
  Prepaid expenses                                           3,841,317
                                                        ---------------
    Total current assets                                    36,946,739
                                                        ---------------
DEFERRED CHARGES
  Deferred decommissioning costs                            59,308,332
  Accumulated deferred income taxes                         28,096,661
  Deferred DOE enrichment site decontamination
    and decommissioning fee                                 10,349,823
  Deferred low-level radioactive waste facility expense     26,194,906
  Net unamortized loss on reacquired debt                    1,970,084
  Other deferred charges                                    16,971,502
                                                        ---------------
    Total deferred charges                                 142,891,308
                                                        ---------------
LONG-TERM INVESTMENTS, at book value
  Decommissioning trust                                    190,505,267
  Spent fuel disposal fee defeasance trust                  97,538,934
                                                        ---------------
    Total long-term investments                            288,044,201
                                                        ---------------
                                                          $635,873,755
                                                        ===============


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1998

CAPITALIZATION AND LIABILITIES

CAPITALIZATION
  COMMON STOCK, $100 par value
   Authorized 400,100 shares, issued 400,014
   shares of which 7,533 are held in Treasury               40,001,400
  Additional paid-in capital                                14,226,318
  Treasury stock (7,533 shares at cost)                     (1,129,950)
  Retained earnings                                          1,545,620
                                                        ---------------
    Total common stock equity                               54,643,388
                                                        ---------------
LONG-TERM OBLIGATIONS
  First mortgage bonds Series I 6.480%, 2009                75,845,000
  Commercial paper - Eurodollar credit agreement            17,428,785
                                                        ---------------
    Total long-term obligations                             93,273,785
                                                        ---------------
      Total capitalization                                 147,917,173
                                                        ---------------

Spent fuel disposal fee and accrued interest               103,821,503

CURRENT LIABILITIES
  Accounts payable                                             488,348
  Accrued expenses                                          16,261,249
  Accrued low-level waste expenses                           5,281,712
  Accrued interest                                           1,707,638
  Accrued taxes                                              2,176,643
  Other accrued liabilities                                  6,334,017
  Dividends declared                                                 0
                                                        ---------------
    Total current liabilities                               32,249,607
                                                        ---------------

DEFERRED CREDITS AND OTHER LIABILITIES
  Accrued decommissioning costs                            260,140,965
  Accumulated deferred income taxes                         41,779,603
  Net regulatory tax liability                               4,964,616
  Accumulated deferred investment tax credit                 4,432,380
  Accrued DOE enrichment site decontamination
    and decommissioning fee                                  8,280,724
  Accrued low-level waste facility expenses                 23,591,053
  Accrued employee benefits                                  8,696,131
                                                        ---------------
    Total deferred credits and other liabilities           351,885,472
                                                        ---------------

                                                          $635,873,755
                                                        ===============

              VERMONT ELECTRIC POWER COMPANY, INC.
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1998

Operating revenues
  Transmission service                                     $16,993,265
  Rent of transmission facilities to others                    274,806
  Sales to other utilities                                  18,015,919
                                                        ---------------
    Total operating revenues                                35,283,990
                                                        ---------------

Operating expenses
  Purchased power                                           18,015,919
  Transmission expenses:
   Operation                                                 1,077,464
   Maintenance                                               1,569,806
   Charges for transmission facilities of others               104,112
                                                        ---------------
     Total transmission expenses                             2,751,382

Administrative and general expenses                          5,518,340
Depreciation and amortization                                4,026,689
Taxes other than income taxes                                2,349,248
Income taxes                                                   (68,407)
                                                        ---------------
    Total operating expenses                                32,593,171
                                                        ---------------
    Operating income                                         2,690,819

Other income
  Interest                                                     113,896
  Amortization of investment tax credits                        64,110
  Equity in subsidiary earnings                                609,335
                                                        ---------------
    Total other income                                         787,341
                                                        ---------------
    Operating and other income                               3,478,160
                                                        ---------------

Interest and other deductions
  Interest on bonds                                          2,086,986
  Interest on chattel notes                                     52,438
  Other interest expense                                       208,722
  Allowance for borrowed funds used during
     construction - credit                                     (76,689)
  Amortization of debt expense                                  53,258
                                                        ---------------
    Total interest and other deductions                      2,324,715

Net income - common                                            544,110
Net income - preferred                                         609,335
                                                        ---------------
    Net income                                               1,153,445
Retained earnings at beginning of period-common                181,166
Retained earnings at beginning of period-preferred              22,918
                                                        ---------------
    Subtotal                                                 1,357,529
Deduct dividends declared-common                               540,000
Deduct dividends declared-preferred                            550,000
                                                        ---------------
Retained earnings at end of period-common                      185,276
Retained earnings at end of period-preferred                    82,253
                                                        ---------------
Total retained earnings at end of period                      $267,529
                                                        ===============


              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1998

ASSETS
Utility plant, at original cost                            $98,225,729
Less accumulated depreciation and amortization              55,908,432
                                                        ---------------
Net utility plant                                           42,317,297

Investment in subsidiary at equity                           2,782,253

Current assets:
  Cash                                                         256,241
  Bond sinking fund deposits                                   713,667
  Bond interest deposits                                       468,756
  Accounts receivable                                       17,112,776
  Materials and supplies, at average cost                    1,840,129
  Cash surrender value of life insurance                     1,248,266
  Other                                                         38,484
    Total current assets                                ---------------
                                                            21,678,319

Other assets:
  Unamortized debt expense                                     258,853
  Miscellaneous                                                621,434
                                                        ---------------
    Total other assets                                         880,287

                                                        ---------------
                                                           $67,658,156
                                                        ===============

              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1998

CAPITALIZATION AND LIABILITIES

Capitalization
  Stockholders' investment
   Common stock, $100 par value per share:
    Class B                                                 $6,000,000
    Retained earnings                                          185,276
                                                        ---------------
     Total common stock investment                           6,185,276
                                                        ---------------
   Preferred stock, $100 par value per share
    Class C                                                 10,000,000
    Return of capital                                       (7,300,000)
    Retained earnings                                           82,253
                                                        ---------------
     Total preferred stock investment                        2,782,253
                                                        ---------------
   Total stockholders' investment                            8,967,529
                                                        ---------------

  First mortgage bonds:
    Series I, 8.75% due 2000
    Series J, 5.71% due 2003                                15,672,000
    Series K, 7.45% due 2004                                 5,203,000
    Series L, 7.3 % due 2018                                12,203,000
                                                        ---------------
                                                            33,078,000
  Less bonds to be retired within one year                   3,842,000
                                                        ---------------
                                                            29,236,000
                                                        ---------------

  Other secured debt:
    BancBoston chattel notes                                   566,152
    Less notes to be retired within one year                   182,140
                                                        ---------------
                                                               384,012
                                                        ---------------

                                                        ---------------
     Total capitalization                                   38,587,541
                                                        ---------------

Current liabilities
  Current maturities of long-term obligations                4,024,140
  Notes payable to bank                                      1,400,000
  Accounts payable                                          15,628,343
  Accrued interest on bonds                                    468,756
  Accrued taxes                                                163,716
  Other                                                         69,221
                                                        ---------------
    Total current liabilities                               21,754,176
                                                        ---------------

Regulatory liability                                         1,917,606
Deferred income taxes                                        1,262,041
Unamortized investment tax credits                             578,570
Deferred compensation                                        2,941,448
Pensions and benefits                                          616,774
                                                        ---------------
                                                           $67,658,156
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
            STATEMENT OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1998

Operating revenues
  Phase I support charges                                   $5,609,759
  Rental income                                                  4,710
                                                        ---------------
    Total operating revenues                                 5,614,469

Operating expenses
  Transmission expenses
    Operations                                                  39,163
    Maintenance                                                457,746
                                                        ---------------
     Total transmission expenses                               496,909

  Administrative and general expenses                          191,320
  Depreciation and amortization                              2,440,763
  Taxes other than income taxes                                559,896
  Income taxes                                                 484,910
                                                        ---------------
     Total operating expenses                                4,173,798
                                                        ---------------
     Operating income                                        1,440,671

Other income
  Interest                                                         248
  Amortization of investment tax credits                       147,954
                                                        ---------------
    Total other income                                         148,202
                                                        ---------------
    Total operating and other income                         1,588,873
                                                        ---------------

Interest and other deductions:
  Interest on long-term secured notes                          808,323
  Other interest expense                                       148,444
  Amortization of debt expense                                  22,771
                                                        ---------------
    Total interest and other dedutions                         979,538

Net income                                                     609,335

Retained earnings at beginning of period                        22,918
                                                        ---------------
                                                               632,253

Deduct dividends declared                                      550,000
                                                        ---------------
Retained earnings at end of period                             $82,253
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1998

ASSETS
Utility plant, at original cost                            $47,847,131
  Less accumulated depreciation and amortization            29,958,300
                                                        ---------------
Net utility plant                                           17,888,831

Current assets
  Cash                                                          87,589
  Accounts receivable-associated                                 5,391
  Materials and supplies at average cost                       102,220
  Prepaid insurance                                              3,637
  Other                                                            485
                                                        ---------------
    Total current assets                                       199,322

Unamortized debt expense                                        57,420
Alternative minimum tax credits                              1,118,668
                                                        ---------------
Total assets                                               $19,264,241
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1998

CAPITALIZATION AND LIABILITIES

Capitalization:
  Stockholders' equity:
    Common stock, $100 par value per share                      $1,000
    Miscellaneous paid-in-capital                            2,699,000
    Retained earnings                                           82,253
                                                        ---------------
     Total common stock equity                               2,782,253
                                                        ---------------

Long-term secured notes, 8.48% due 2006                      8,560,000

Less notes to be retired within one year                     1,880,000
                                                        ---------------
                                                             6,680,000
                                                        ---------------
     Total capitalization                                    9,462,253

Current liabilities
  Notes to be retired within one year                        1,880,000
  Notes payable-bank                                         2,500,000
  Accounts payable - associated                                261,374
  Accounts payable - nonassociated                               1,226
  Accrued interest on notes                                     31,193
  Accrued taxes                                                 66,353
                                                        ---------------
    Total current liabilities                                4,740,146

Regulatory liability                                           544,258
Deferred income taxes                                        3,474,447
Deferred investment tax credits                              1,043,137
                                                        ---------------
Total capitalization and liabilities                       $19,264,241
                                                        ===============


            GREEN MOUNTAIN POWER CORPORATION
           CONSOLIDATING STATEMENT OF INCOME
          FOR THE YEAR ENDED DECEMBER 31, 1998
                                                             GMPC           VER          Total      Eliminations   Consolidated


Operating Revenues                                        $184,304,226            $0  $184,304,226             $0   $184,304,226
                                                        -------------------------------------------------------------------------
Operating Expenses
  Power Supply                                                                                                                 0
    VY Nuclear Power Corporation                            32,909,540                  32,909,540                    32,909,540
    Company-owned generation                                 6,412,112                   6,412,112                     6,412,112
    Purchases from others                                   81,706,348                  81,706,348                    81,706,348
Other operating                                             21,291,116                  21,291,116                    21,291,116
Transmission                                                 9,388,902                   9,388,902                     9,388,902
Maintenance                                                  5,189,848                   5,189,848                     5,189,848
Depreciation & amortizaton                                  16,058,812                  16,058,812                    16,058,812
Taxes other than income                                      7,242,738                   7,242,738                     7,242,738
Income taxes                                                (1,367,390)                 (1,367,390)                   (1,367,390)
                                                        -------------------------------------------------------------------------
      Total operating expenses                             178,832,026             0   178,832,026              0    178,832,026
                                                        -------------------------------------------------------------------------
        Operating income                                     5,472,200             0     5,472,200              0      5,472,200
                                                        -------------------------------------------------------------------------
Other Loss
  Loss in earnings of affiliates and non-utility operati      (444,456)                   (444,456)       416,231        (28,225)
  Allowance for equity funds used during construction          103,763                     103,763                       103,763
  Other deductions, net                                       (132,031)                   (132,031)      (416,231)      (548,262)
                                                        -------------------------------------------------------------------------
    Total other loss                                          (472,724)            0      (472,724)             0       (472,724)
                                                        -------------------------------------------------------------------------
      Income before interest charges                         4,999,476             0     4,999,476              0      4,999,476
                                                        -------------------------------------------------------------------------
Interest Charges
  Long-term debt                                             6,991,234                   6,991,234                     6,991,234
  Other                                                      1,016,915                   1,016,915                     1,016,915
  Allowance for borrowed funds used during construction       (131,195)                   (131,195)                     (131,195)
                                                        -------------------------------------------------------------------------
    Total interest charges                                   7,876,954             0     7,876,954              0      7,876,954
                                                        -------------------------------------------------------------------------
Net Loss                                                    (2,877,478)            0    (2,877,478)             0     (2,877,478)
Dividends on preferred stock                                 1,295,578                   1,295,578                     1,295,578
                                                        -------------------------------------------------------------------------
Net Loss Applicable to Common Stock                        ($4,173,056)           $0   ($4,173,056)            $0    ($4,173,056)
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
      CONSOLIDATING STATEMENT OF RETAINED EARNINGS
          FOR THE YEAR ENDED DECEMBER 31, 1998
                                                             GMPC           VER          Total      Eliminations   Consolidated

Balance - January 1,1998                                   $26,718,530       ($1,897)  $26,716,633             $0    $26,716,633
Net income                                                  (2,877,478)            0    (2,877,478)                   (2,877,478)
                                                        -------------------------------------------------------------------------
  Total                                                     23,841,052        (1,897)   23,839,155              0     23,839,155

Charges:
  Dividends on Capital Stock
    Preferred - 4.75% Class B,$4.75 per share                   12,291                      12,291                        12,291
        -7% Class C,$7 per share                                31,762                      31,762                        31,762
        -9 3/8% Class D,Series 1,$9.375 per share               71,250                      71,250                        71,250
        -8 5/8% Class D,Series 3,$8.625 per share              301,875                     301,875                       301,875
        -7.32% Class D, Series 1, $7.32 per share              878,400                     878,400                       878,400

    Common                                                   5,035,488                   5,035,488                     5,035,488
Other                                                                                            0                             0
                                                        -------------------------------------------------------------------------
    Total                                                    6,331,066             0     6,331,066              0      6,331,066
                                                        -------------------------------------------------------------------------
Balance - December 31, 1998                                $17,509,986       ($1,897)  $17,508,089             $0    $17,508,089
                                                        =========================================================================


            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1998
                                                             GMPC           VER          Total      Eliminations   Consolidated


                         ASSETS
ELECTRIC UTILITY

Utility Plant
  Utility plant, at original cost                         $276,852,065          $541  $276,852,606                  $276,852,606
  Less accumulated depreciation                             94,603,653                  94,603,653                    94,603,653
                                                        -------------------------------------------------------------------------
     Net utility plant                                     182,248,412           541   182,248,953              0    182,248,953
  Property under capital lease                               7,696,336                   7,696,336                     7,696,336
  Construction work in progress                              5,610,394                   5,610,394                     5,610,394
                                                        -------------------------------------------------------------------------
          Total utility plant, net                         195,555,142           541   195,555,683              0    195,555,683
                                                        -------------------------------------------------------------------------
Other Investments
  Associated companies, at equity
    Vermont Electric Power Company                           2,657,302                   2,657,302                     2,657,302
    VY Nuclear Power Corporation                             9,759,404                   9,759,404                     9,759,404
    Other                                                   27,042,869                  27,042,869    (18,781,602)     8,261,267
                                                        -------------------------------------------------------------------------
        Total other investments                             39,459,575             0    39,459,575    (18,781,602)    20,677,973
                                                        -------------------------------------------------------------------------
Current Assets
  Cash                                                         439,207                     439,207                       439,207
  Special deposits                                                 210                         210                           210
  Accounts receivable,customers & others,                                                                                      0
    less allowance for doubtful accounts                    18,976,490            57    18,976,547                    18,976,547
  Accrued utility revenues                                   6,610,764                   6,610,764                     6,610,764
  Fuel,materials & and supplies at average cost              3,139,199                   3,139,199                     3,139,199
  Prepayments                                                6,091,459                   6,091,459                     6,091,459
  Other                                                        443,071                     443,071                       443,071
                                                        -------------------------------------------------------------------------
          Total current assets                              35,700,400            57    35,700,457              0     35,700,457
                                                        -------------------------------------------------------------------------

Deferred Charges and Other                                  30,470,742                  30,470,742                    30,470,742

NON UTILITY
 Cash and Cash Equivalents                                     151,457                     151,457                       151,457
 Other Current Assets                                       10,768,454                  10,768,454     (2,945,049)     7,823,405
 Property and Equipment                                      1,212,677                   1,212,677                     1,212,677
 Intangible Assets                                           1,657,497                   1,657,497                     1,657,497
 Other Assets                                               15,654,273                  15,654,273        814,589     16,468,862
                                                        -------------------------------------------------------------------------
                                                            29,444,358             0    29,444,358     (2,130,460)    27,313,898
                                                        -------------------------------------------------------------------------

TOTAL ASSETS                                              $330,630,217          $598  $330,630,815   ($20,912,062)  $309,718,753
                                                        =========================================================================


            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1998
                                                             GMPC           VER          Total      Eliminations   Consolidated

             CAPITALIZATION AND LIABILITIES

ELECTRIC UTILITY

Capitalization
  Common Stock Equity
    Common stock                                           $17,710,460          $500    17,710,960                   $17,710,960
    Additional paid-in capital                              71,914,236                  71,914,236                    71,914,236
    Retained earnings                                       17,509,986        (1,897)   17,508,089                    17,508,089
    Reacquired capital stock                                  (378,461)                   (378,461)                     (378,461)
                                                        -------------------------------------------------------------------------
          Total common stock equity                        106,756,221        (1,397)  106,754,824              0    106,754,824
                                                        -------------------------------------------------------------------------
Redeemable cumulative preferred stock                       16,085,000                  16,085,000                    16,085,000

Long-term debt, less current maturities                     88,500,000                  88,500,000                    88,500,000
                                                        -------------------------------------------------------------------------
          Total capitalization                             211,341,221        (1,397)  211,339,824              0    211,339,824
                                                        -------------------------------------------------------------------------
Capital lease obligation                                     7,696,336                   7,696,336                     7,696,336
                                                        -------------------------------------------------------------------------
Current Liabilities
  Current maturities of long-term debt                       1,700,000                   1,700,000                     1,700,000
  Short-term debt                                            7,000,000                   7,000,000                     7,000,000
  Accounts payable, trade                                    5,450,775         1,995     5,452,770                     5,452,770
  Accounts payable to associated companies                   5,684,293                   5,684,293      1,458,846      7,143,139
  Dividends declared                                           362,437                     362,437                       362,437
  Customer deposits                                            336,078                     336,078                       336,078
  Taxes accrued                                                369,835                     369,835                       369,835
  Interest accrued                                           1,203,245                   1,203,245                     1,203,245
  Other                                                      5,257,885                   5,257,885                     5,257,885
                                                        -------------------------------------------------------------------------
          Total current liabilities                         27,364,548         1,995    27,366,543      1,458,846     28,825,389
                                                        -------------------------------------------------------------------------
Deferred Credits
  Accumulated deferred income taxes                         23,389,117                  23,389,117                    23,389,117
  Unamortized investment tax credits                         4,260,093                   4,260,093                     4,260,093
  Other                                                     27,134,544                  27,134,544                    27,134,544
                                                        -------------------------------------------------------------------------
         Total deferred credits                             54,783,754             0    54,783,754              0     54,783,754
                                                        -------------------------------------------------------------------------

NON UTILITY
 Current liabilities                                         3,365,953                   3,365,953     (2,645,966)       719,987
 Other liabilities                                           8,351,115                   8,351,115     (1,997,652)     6,353,463
 Stockholders' equity                                       17,727,290                  17,727,290    (17,727,290)             0
                                                        -------------------------------------------------------------------------
                                                            29,444,358             0    29,444,358    (22,370,908)     7,073,450
                                                        -------------------------------------------------------------------------

TOTAL CAPITALIZATION AND LIABILITIES                      $330,630,217          $598  $330,630,815   ($20,912,062)  $309,718,753
                                                        =========================================================================



            GREEN MOUNTAIN PROPANE GAS COMPANY
                    INCOME STATEMENT
          FOR THE YEAR ENDED DECEMBER 31, 1998

REVENUE
  Revenue                                                    2,130,705
                                                        ---------------
    Total revenue                                            2,130,705
                                                        ---------------
COST OF SALES
  Cost of sales                                              1,106,555
                                                        ---------------
    Total cost of sales                                      1,106,555
                                                        ---------------
Gross profit                                                 1,024,150
                                                        ---------------
OPERATING EXPENSES
  Operating expenses                                           759,279
  Depreciation                                                 142,900
  Amortization                                                  37,116
  Bad debt expense                                              46,236
  Parent company charges                                        49,579
  Interest income                                             (335,093)
  Interest expense                                              40,016
  Miscellaneous                                                100,367
  Income taxes                                                 (88,546)
  Loss on sale of assets                                       341,346
  Working capital adjustment                                  (230,000)
  Closing costs                                                300,000
                                                        ---------------
Total operating expenses                                     1,163,200
                                                        ---------------
Net loss                                                      (139,050)
                                                        ===============


            GREEN MOUNTAIN PROPANE GAS COMPANY
                     BALANCE SHEET
                   DECEMBER 31, 1998

ASSETS

Other Assets
  Miscellaneous receivable                                     331,000
                                                        ---------------
Total assets                                                   331,000
                                                        ===============


            GREEN MOUNTAIN PROPANE GAS COMPANY
                     BALANCE SHEET
                   DECEMBER 31, 1998

LIABILITIES AND STOCKHOLDERS' EQUITY

Stockholders' equity
  Common stock                                                   2,000
  Additional paid in capital                                 2,930,114
  Retained earnings                                         (2,462,064)
  Net income (loss)                                           (139,050)
                                                        ---------------
   Total stockholders' equity                                  331,000
                                                        ---------------
Total liabilities and stockholders' equity                     331,000
                                                        ===============


            GREEN MOUNTAIN PROPANE GAS COMPANY
             STATEMENT OF RETAINED EARNINGS
          FOR THE YEAR ENDED DECEMBER 31, 1998

Balance January 1, 1998                                     (2,462,064)
Net income                                                    (139,050)
                                                        ---------------
Balance December 31, 1998                                   (2,601,114)
                                                        ===============


                        LEASE-ELEC, INC.
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1998

Operating revenues
  Rentals - electric storage heaters                                 0
                                                        ---------------
Operating expenses
  Accounting services                                                0
  General and administrative salaries                                0
  Payroll taxes                                                      0
  Telephone expenses                                                 0
  Maintenance of rental properties                                   0
  Depreciation of rental properties                                  0
  Office supplies expense                                            0
  Property tax expense                                               0
  Late fee - property tax                                            0
  Insurance expense                                                  0
                                                        ---------------
    Total operating expenses                                         0
                                                        ---------------
    Net operating income                                             0
                                                        ---------------

Other income
  Gain on sale of rental property                                    0
  Miscellaneous income - late charges                                0
  Loss on sale of rental property                                    0
  Miscellaneous income - automobile                                  0
                                                        ---------------
    Total other income                                               0
                                                        ---------------
Net income before taxes                                              0

Vermont state income tax expense                                     0
Provision for current income taxes                                   0
Provision for deferred income taxes                                  0
                                                        ---------------
    Total provision for income taxes                                 0
                                                        ---------------
Net income                                                           0
Retained earnings at beginning of period                      (143,245)
                                                        ---------------
Retained earnings at end of period                           ($143,245)
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1998

ASSETS
Current assets
  Accounts receivable - GMPC - tax benefits                   $137,371
                                                        ---------------
    Total current assets                                       137,371
                                                        ---------------

Total assets                                                  $137,371
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1998

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Accumulated deferred income taxes                              $30,116
                                                        ---------------
    Total liabilities                                           30,116
                                                        ---------------

Stockholders' equity
  Common stock                                                 250,500
  Retained earnings                                           (143,245)
                                                        ---------------
    Total stockholders' equity                                 107,255
                                                        ---------------
Total liabilities and stockholders' equity                    $137,371
                                                        ===============


                  GMP REAL ESTATE CORPORATION
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1998

Revenues
  Revenue - lease                                             $206,901
  Revenue - Interest                                             1,095
                                                        ---------------
    Total revenues                                             207,996
                                                        ---------------

Expenses
  Interest expense                                             207,465
  Income taxes - federal                                        (8,725)
  Income taxes - state                                          (2,772)
  Property tax expense                                               0
  Depreciation                                                  23,774
  Salaries and wages                                                 0
  General administrative expense                                     0
  Miscellaneous expenses                                            25
                                                        ---------------
    Total expenses                                             219,767
                                                        ---------------
Net income                                                     (11,771)
Retained earnings at beginning of period                       (14,498)
                                                        ---------------
Retained earnings at end of period                            ($26,269)
                                                        ===============


                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1998

ASSETS
  Cash                                                         $11,768
  Rent receivable                                              829,741
  Land - headquarters                                          117,896
  Land - Wilmington                                             32,179
  Land - Bellows Falls                                          46,290
  Land - 35 Green Mountain Drive                               101,412
  Building - 35 Green Mountain Drive                           684,584
  Building - Biron estate Montpelier                            35,745
  Land - Biron estate Montpelier                               138,451
  Organization costs                                               403
  Income tax benefits receivable                               102,352
                                                        ---------------
    Total assets                                            $2,100,821
                                                        ===============


                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1998

LIABILITIES AND SHAREHOLDERS' EQUITY
  Accounts payable                                             $84,885
  Accrued interest payable                                       4,473
  Deferred income taxes                                         39,580
  Notes payable #2                                           1,817,152
  Notes payable #4                                             180,500
  Common stock (5 shares, no par)                                  500
  Retained earnings                                            (26,269)
                                                        ---------------
    Total liabilities and shareholders' equity              $2,100,821
                                                        ===============


                    MOUNTAIN ENERGY, INC.                 CONFIDENTIAL
                      INCOME STATEMENT                      TREATMENT
              FOR THE YEAR ENDED DECEMBER 31, 1998

Revenues
  Undistributed income in subsidiaries
  Install revenues
  Other income
  Interest income Notes
  Interest income bank
  Other income
  Cost of goods sold
                                                        ---------------
    Net revenues                                             2,091,774
                                                        ---------------

Labor expenses
  Employee compensation                                        446,823
  Payroll taxes                                                 29,350
  Contract labor                                               (54,044)
  Professional fees - due from GMP                              85,299
                                                        ---------------
    Total labor expenses                                       507,428
                                                        ---------------

Benefits expenses
  Group medical claims                                          23,419
  Group medical admin                                            1,338
  Group life insurance                                             505
  Group disability insurance expense                             1,537
  Workers' comp insurance expense                                  804
  Postretirement health care expense                             5,114
  Pension expense                                               16,248
  401(k) expense                                                12,482
                                                        ---------------
    Total benefits expenses                                     61,447
                                                        ---------------

Other operating expenses
  Rent - office
  Utilities
  Telephone
  Repairs and maintenance
  Office supplies
  Furniture and office equipment expense
  Postage and freight
  Legal and professional fees
  Contract and Proj expense
  Membership dues and licenses
  Subscription & library fees
  Corporate franchise fees
  Education and seminars
  Travel and lodging
  Meals
  Bank charges
  Contributions
  Interest expense
  Loss on sale of assets
  Sales and Use tax
  Miscellaneous
  Army settlement reserves
  O&M renegotiation costs
  Impairment loss-WPP '89
  Depreciation
  Amortization - intangibles
  Parent payroll allocation
  Parent overhead allocation
  Operating exp Micronair
                                                        ---------------
    Total other operating expenses                           5,073,046
                                                        ---------------

Total expenses                                               5,641,921
                                                        ---------------
Income before taxes                                         (3,550,147)
                                                        ---------------

State income tax expense                                      (221,713)
Federal income tax expense                                  (1,129,911)
Income tax ITC amortization                                   (110,966)
                                                        ---------------
Net income                                                  (2,087,557)
                                                        ---------------
Retained earnings at beginning of period                     3,339,864
                                                        ---------------
Retained earnings at end of period                           1,252,307
                                                        ===============


                    MOUNTAIN ENERGY, INC.
                      BALANCE SHEET                       CONFIDENTIAL
                    DECEMBER 31, 1998                        TREATMENT

ASSETS

Current assets
  Cash
  Accounts receivable
  GMP receivable
  Inventory
  Unbilled revenue
  Notes receivable
  Interest receivable - notes
  GMP receivable ITC
  Prepaid insurance
  Prepaid expense  Micronair
  Prepaid state taxes
                                                        ---------------
    Total current assets                                    10,013,270
                                                        ---------------

Fixed assets
  Partnership interests
  C Corp interest CASTion
  Equity in earnings of subsidiaries
  Partnership distributions
  Goodwill
  Accumulated amortization - goodwill
  Property, plant & equipment
  Accumulated depreciation
                                                        ---------------
    Total fixed assets                                      12,412,849
                                                        ---------------

Other assets
  Deposits
  Prepaid AMT
  Software
  Organization Costs
  Goodwill
  Patents & other intangibles
  Accumulated amortization
  Loan origination/finance costs
  Acquisition costs
                                                        ---------------
    Total other assets                                       4,383,917
                                                        ---------------
Total assets                                                26,810,036
                                                        ===============


                    MOUNTAIN ENERGY, INC.
                      BALANCE SHEET                        CONFIDENTIAL
                    DECEMBER 31, 1998                        TREATMENT

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  GMP payable
  Accounts payable
  Accrued interest payable-note
  State income tax payable
  Federal inc tax true up
  Accrued expenses payable
  Benefits payable
  Current prtn lease
  Other accrd liab - Micronair
  Accrued Army reserves
                                                        ---------------
    Total current liabilities                                3,211,465
                                                        ---------------

Long-term liabilities
  Notes payable
  Unearned revenue
  Deferred federal taxes
  Deferred state taxes
  Deferred compensation
  Capital leases
                                                        ---------------
    Total long-term liabilities                              6,283,767
                                                        ---------------

      Total liabilities                                      9,495,232
                                                        ---------------

Equity
  Common stock
  Return of capital
  Retained earnings
  Net income
                                                        ---------------
    Total equity                                            17,314,804
                                                        ---------------
Total liabilities and equity                                26,810,036
                                                        ===============




                 GREEN MOUNTAIN RESOURCES INC.
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1998

Revenues
  Undistributed earnings--NH                                  (464,179)
  Undistributed earnings--Bay State                            (50,584)
                                                        ---------------
   Total revenues                                             (514,763)
                                                        ---------------

Expenses
  Legal/accounting/other                                             0
  Legal and finance                                             15,066
  Billing support services                                           0
  Transportation                                                     0
  General                                                            0
  Marketing                                                          0
  Marketing/pricing                                              4,796
  Market research                                                    0
  Materials and other                                                0
  Amortization                                                       0
  Power supply/regulatory                                            0
  Labor                                                        (22,153)
  Other                                                        117,350
  Business plan                                                      0
  MIS                                                              200
  Misc                                                               0
  Income tax expense                                          (214,197)
  Income tax true-up benefit                                  (169,207)
                                                        ---------------
   Total expenses                                             (268,145)
                                                        ---------------

                                                        ---------------
Net income                                                    (246,618)
                                                        ---------------
Retained earnings at beginning of period                    (2,559,569)
                                                        ---------------
Retained earnings at end of period                          (2,806,187)
                                                        ===============



             GREEN MOUNTAIN RESOURCES, INC.
                      BALANCE SHEET
                   DECEMBER 31, 1998

ASSETS

Current Assets
  Cash                                                           1,798
  Accounts Receivable--NH                                       63,332
                                                        ---------------
    Total current assets                                        65,130
                                                        ---------------

Other assets
  Investment in NH                                           1,184,724
  Undistributed earnings--NH                                (1,184,724)
  Investment in Mass Electric                                   18,114
  Undistributed earnings--Mass Electric                        (18,114)
  Investment in Bay State                                      297,840
  Undistributed earnings-- Bay State                          (297,840)
  Investment in Penn                                            68,549
  Undistributed earnings-- Penn                                (68,549)
                                                        ---------------
    Total other assets                                               0
                                                        ---------------

                                                        ---------------
Total Assets                                                    65,130
                                                        ===============

LIABILITIES AND CAPITAL

Current liabilities
  Due to GMP                                                    65,130
                                                        ---------------
   Total current liabilities                                    65,130
                                                        ---------------

Capital
  Common stock                                                     100
  Capital--NH                                                1,184,724
  Capital--Mass Electric                                        18,114
  Capital--Bay State                                           297,840
  Capital--Penn                                                 68,549
  Paid in capital GMRI                                       1,236,860
  Retained earnings                                         (2,806,187)
                                                        ---------------
   Total capital                                                     0
                                                        ---------------

                                                        ---------------
Total liabilities and capital                                   65,130
                                                        ===============